Supplement to the following prospectuses:

   American Express FlexChoice(SM) Variable Annuity dated May 1, 2002 (45271 C (5/02))
   American Express Innovations Variable Annuity dated May 1, 2002 (45273 A (5/02))
   American Express New Solutions(R) Variable Annuity dated May 1, 2002 (240355 E (5/02))
   Wells Fargo Advantage(SM) Variable Annuity dated May 1, 2002
   (44223 F (5/02))
   Wells Fargo Advantage(SM) Builder Variable Annuity dated May 1, 2002 (44224 F (5/02))
   American Express Pinnacle Variable Annuity(SM) dated May 1, 2002 (44179 F (5/02))
   American Express(R) Galaxy Premier Variable Annuity dated May 1, 2002 (45211 E (5/02))
   American Express(R) Signature One Variable Annuity dated May 1, 2002 (240192 G (5/02))

                        Supplement dated July 18, 2002*

As of July 22, 2002, the optional death benefit riders known as Benefit Protector and Benefit Protector Plus will be available for qualified plans such as individual retirement annuities, subject to certain limitations. Current references in the prospectus pertaining to these riders apply to qualified annuities as well as nonqualified annuities. These riders may not be available in all states.

In order to qualify for the riders you and annuitant must be 75 or younger at contract issue. You may select Benefit Protector or Benefit Protector Plus, but not both. For both Benefit Protector and Benefit Protector Plus, the death benefit is reduced if the owner or annuitant is 70 or older on the rider effective date. Additionally, there is no benefit value before the first contract anniversary. Benefit Protector Plus is available only for purchases made through exchange, transfer or rollover and does not provide any additional benefit beyond what is offered under the Benefit Protector during the first two contract years.

In addition, qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the riders is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions. For qualified annuities, be sure to discuss with your tax advisor whether or not the Benefit Protector or Benefit Protector Plus is appropriate for your situation.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE CURRENT PROSPECTUS FOR YOUR PRODUCT.


45223-21 A (7/02)
*Valid until April 30, 2003